Exhibit 10.2

Date   16 October 2020

bombardier inc.

bombardier aerospace uk limited

bomBardier finance inc.

bombardier services corporation

Spirit aerosystems global holdings limited

and

Spirit aerosystems, inc.

deed of amendment

to the

share purchase agreement dated 31 october 2019

Macfarlanes LLP
20 Cursitor Street
London EC4A 1LT

DATE

16 October 2020

PARTIES

1	BOMBARDIER INC., a company incorporated under the laws of Canada with company number 8369470 and with registered office at 800, boulevard René-Lévesque West, Montréal, Québec, H3B 1Y8, Canada (“BI”);

2	BOMBARDIER AEROSPACE UK LIMITED, a company registered in England and Wales with company number 02873601 and with registered office at Suite 1, 3rd Floor, 11-12 St. James’s Square, London, SW1Y 4LB (“BAUK”);

3	BOMBARDIER FINANCE INC., a company incorporated under the laws of Canada with company number 134209238 and with registered office at 800, boulevard René-Lévesque West, Montréal, Québec, H3B 1Y8, Canada (“BFI”);

4	BOMBARDIER SERVICES CORPORATION, a company incorporated in the United States of America with company number 2288053 and with registered office at One Learjet Way, Wichita, KS 67209, USA (“BSC”);

5	SPIRIT AEROSYSTEMS GLOBAL HOLDINGS LIMITED, a company registered in England and Wales with company number 11330860 and with registered office at Tower Bridge House, St Katherine’s Way, London, E1W 1AA (“Spirit”); and

6	SPIRIT AEROSYTEMS, INC., a Delaware corporation with company number 3778057 and whose principal place of business is at 3801 South Oliver Street, Wichita, KS 67210, USA (“SAI”).

BACKGROUND

A	Under the terms of a sale and purchase agreement entered into on 31 October 2019 (the “SPA”) between the Parties, subject to certain conditions being met, Spirit agreed to acquire the entire issued share capital of Short Brothers Plc (“SB PLC”) from BAUK (“Project Atlantic”).

B	Clause 3.4 of the SPA provided that, on completion of Project Atlantic (“Completion”), Spirit shall procure that an amount equal to £100m (the “Special Contribution”) is paid to the Short Brothers Pension Scheme (“SBPS”). Under Clause 4.1(e) of the SPA, Completion is conditional on the triennial valuation of the SBPS as at 31 December 2018 being agreed and finalised by SB PLC and Short Brothers Pension Trustee Limited (the “Trustee”) on a basis consistent with the terms of a Memorandum of Understanding entered into between BI, Spirit and the Trustee (the “MoU Parties”) on 31 October 2019 (the “MoU”).

C	The MoU is non-legally binding and sets out the MoU Parties’ understanding and intentions at the time it was entered into in connection with the SBPS in the event that Spirit is successful in acquiring the entire issued share capital of SB PLC. Under Clause 4.3 of the MoU, subject to Completion (referred to as “Closing” in the MoU), Spirit agreed to procure the payment of the Special Contribution to the SBPS.

D	Clause 6.2.5 of the MoU further provided that the Parties intended the core deficit reduction contributions payable to the SBPS by SB PLC (as agreed at the 2015 actuarial valuation) to continue until 30 June 2025 subject to a reassessment at the 2021 actuarial valuation of the SBPS.

E	Following discussions between the MoU Parties, on or around the date of this Deed, the MoU Parties have entered into an agreement to vary the MoU which provides, amongst other things, for:

(i)	the deferral of the payment of the Special Contribution so that the Special Contribution is payable on the first anniversary of Completion; and

(ii)	the provision, with effect from Completion, of a parent company guarantee (generally capped at £112,400,000) for the benefit of the SBPS by SAI.

F	Clause 31 of the SPA provides that the SPA may be altered by agreement in writing duly executed by each Party that refers to the SPA. Having regard to the amendments made to the MoU as referred to at Recital E above, the Parties wish to amend certain provisions of the SPA that relate to the SBPS.

OPERATIVE PROVISIONS

1	Words and expressions used in this Deed shall have the same meanings as set out in the SPA, except where they are defined specifically for this Deed.

2	Pursuant to Clause 31 of the SPA and with effect from the date of this Deed, the Parties hereby amend the SPA as follows:

2.1	by adding a new definition of “SBPS Guarantee” in the appropriate place at Clause 1.1 of the SPA:

“SBPS Guarantee means the guarantee (generally capped at £112,400,000) to be provided by the US Buyer for the benefit of the Short Brothers Pension Scheme in the form appended to this Agreement at Schedule 15”;

2.2	by replacing the definition of “Pension Scheme MoU” at Clause 1.1 of the SPA with the following:

“Pension Scheme MoU means the memorandum of understanding in connection with the Short Brothers Pension Scheme entered into between BI, the UK Buyer and the Pension Scheme Trustee on or about the date of this Agreement as amended from time to time by agreement of those parties”;

2.3	by replacing Clause 3.4 of the SPA with the following:

“3.4    By or before the first anniversary of Completion, the UK Buyer shall procure that:

(a) Shorts is put in funds to enable Shorts to pay to the Short Brothers Pension Scheme an amount either equal to £100,000,000 (the Pension Scheme Amount), or such lesser amount as is agreed by the Buyer, BI and the Pension Scheme Trustee; and

(b) Shorts pays the Pension Scheme Amount to the Short Brothers Pension Scheme.”;

2.4	by adding a new Clause 3.4A of the SPA immediately after the existing Clause 3.4 (as replaced above) as follows:

“3.4A   The US Buyer shall procure that it executes and delivers the SBPS Guarantee at Completion”;

2.5	by making the following amendments to Schedule 5 of the SPA:

2.5.1	by deleting the “and” at the end of Schedule 5, paragraph 2(a)(viii) of the SPA;

2.5.2	by deleting the full stop at the end of Schedule 5, paragraph 2(b) and replacing it with “; and”; and

2.5.3	by adding a new paragraph 2(c) to Schedule 5 as follows:

“(c) deliver to the Pension Scheme Trustee the duly executed SBPS Guarantee.”; and

2.6	by adding a new Schedule 15 to the SPA in the form of the schedule included at Appendix A to this Deed.

3	SPA provisions

Any provisions of the SPA not expressly varied by this Deed shall remain in full force and effect on their existing terms.

4	Status

4.1	The provisions of clauses 31 (Alterations), 32 (Counterparts), 35 (Agreement binding), 36 (Rights of Third Parties) and 38 (Notices) to 42 (Service of Process) of the SPA shall be deemed to be incorporated into this Deed, save that references therein to “this Agreement” shall be deemed to be references to this Deed.

4.2	This Deed shall be presumed to be delivered and is intended by the Parties to be a deed (and shall take effect as a deed) only when and not before it is dated.

IN WITNESS whereof the Parties have executed this Deed as a deed on the date shown on page one.

EXECUTED as a deed by: BOMBARDIER INC.
acting by: Jean-Philippe Côté and Christian Poupart

/s/ Jean-Philippe Côté
Name: Jean-Philippe Côté
Title: Head, Integration

/s/ Christian Poupart
Name: Christian Poupart
Title: Head Legal

under a power of attorney dated: 30 October 2019

in the presence of:

/s/ Jenna La Ricca

Jenna La Ricca
XXXXX
XXXXX
Student

EXECUTED as a deed by: BOMBARDIER AEROSPACE UK LIMITED
acting by: Jean-Philippe Côté and Christian Poupart

/s/ Jean-Philippe Côté
Name: Jean-Philippe Côté
Title: Head, Integration

/s/ Christian Poupart
Name: Christian Poupart
Title: Head Legal

under a power of attorney dated: 13 October 2020

in the presence of:

/s/ Jenna La Ricca

Jenna La Ricca
XXXXX
XXXXX
Student

EXECUTED as a deed by: BOMBARDIER FINANCE INC.

acting by: Jean-Philippe Côté and Christian Poupart

/s/ Jean-Philippe Côté
Name: Jean-Philippe Côté
Title: Head, Integration

/s/ Christian Poupart
Name: Christian Poupart
Title: Head Legal

under a power of attorney dated: 30 October 2019

in the presence of:

/s/ Jenna La Ricca

Jenna La Ricca

XXXXX

XXXXX

Student

EXECUTED as a deed by: BOMBARDIER SERVICES CORPORATION

acting by: Jean-Philippe Côté and Christian Poupart

/s/ Jean-Philippe Côté
Name: Jean-Philippe Côté
Title: Head, Integration

/s/ Christian Poupart
Name: Christian Poupart
Title: Head Legal

under a power of attorney dated: 30 October 2019

in the presence of:

/s/ Jenna La Ricca

Jenna La Ricca

XXXXX

XXXXX

Student

5

EXECUTED as a deed by: SPIRIT AEROSYSTEMS GLOBAL HOLDINGS LIMITED acting by a duly authorised signatory

/s/ Damon Ward

Authorised signatory

in the presence of:

/s/ Sandye Bollinger

Witness signature

Witness name:                Sandye Bollinger

Witness address:           XXXXX

  XXXXX

Witness occupation:     Finance Program Controller

EXECUTED as a deed by: SPIRIT AEROSYSTEMS, INC.

acting by a duly authorised signatory

/s/ Samantha Marnick

Authorised signatory

6

APPENDIX A

“SCHEDULE 15

SBPS Guarantee

7